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                                                                    EXHIBIT 99.1


GULF ISLAND FABRICATION, INC.
P.O. Box 310
583 Thompson Road
Houma, Louisiana 70361-0310
Phone (985) 872-2100

VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

         Re:  Gulf Island Fabrication, Inc.
              Certification of Contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         Gulf Island Fabrication, Inc. filed today, via EDGAR, its quarterly report on Form 10-Q for the period ending June 30, 2002. The undersigned, who are the Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify that the Form 10-Q fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

         This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-Q, or as a separate disclosure document.

                                Very truly yours,



                                By: /s/  Kerry J. Chauvin
                                   ---------------------------------------------
                                    Kerry J. Chauvin
                                    Chief Executive Officer

                                By: /s/ Joseph P. Gallagher, III
                                   ---------------------------------------------
                                    Joseph P. Gallagher, III
                                    Chief Financial Officer